SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [  ]
Check the appropriate box:
[x]  Preliminary Proxy Statement            [  ]Confidential, for Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        CNL Hospitality Properties, Inc.

                (Name of Registrant as Specified In Its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [x] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
     1)  Title of each class of securities to which transaction applies:


     2) Aggregate number of securities to which transaction applies:


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     4) Proposed maximum aggregate value of transaction:


     5) Total fee paid:



     [  ]Fee paid previously with preliminary materials.



     [ ]Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:


     2)  Form, Schedule or Registration Statement No.:


     3)  Filing Party:


     4)  Date Filed:

PROXY
                        CNL HOSPITALITY PROPERTIES, INC.


     The undersigned hereby appoints James M. Seneff, Jr. and Robert A. Bourne, and each of them, as proxies, with full power of subsitution in each, to vote all shares of common stock of CNL Hospitality Properties, Inc. (the "Company") which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on May 23, 2000, at 10:00 a.m., local time, and any adjournment thereof, on all matters set forth in the Notice of Annual Meeting and Proxy Statement, dated March 24, 2000, a copy of which has been received by the undersigned, as follows:


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING ITEMS:

1.   Election of Seven Directors                                       ________________________________________
     Nominees:                 FOR ALL         WITHHELD FOR ALL        FOR ALL NOMINEES, EXCEPT VOTE WITHHELD FOR:
          Charles Adams                                                (Write that nominee's name above)
          Robert A. Bourne
          Lawrence A. Dustin
          John A. Griswold
          Matthew W. Kaplan
          Craig M. McAllaster
          James M. Seneff, Jr.

2. Proposal to Amend the Amended and Restated Articles of Incorporation to increase the number of Authorized Shares (See Proxy Statement page 10)

                 FOR           AGAINST           ABSTAIN

3. Proposal to Amend the Amended and Restated Articles of Incorporation to permit the Company to make loans to additional parties
     (See Proxy Statement page 12)

                 FOR           AGAINST           ABSTAIN

4.       Other Matters:
     Grant authority upon such other matters as may come before the Meeting as they determine to be in the best interest of the Company

                 FOR          AGAINST            ABSTAIN

              (PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE,
                        AND RETURN IN ENCLOSED ENVELOPE)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

IF YOU SIGN, DATE AND MAIL YOUR PROXY WITHOUT INDICATING HOW YOU WANT TO VOTE, YOUR PROXY WILL BE COUNTED AS A VOTE "FOR" THE MATTERS STATED. IF YOU FAIL TO RETURN YOUR PROXY, YOUR PROXY WILL NOT BE COUNTED. EACH STOCKHOLDER IS URGED TO SUBMIT A SIGNED AND DATED PROXY.

                           Dated:________________, 2000

                           ----------------------------

                           ----------------------------

                           Signature(s) of Stockholder(s)


                           IMPORTANT: Please mark this Proxy, date it, sign it exactly as your name(s)appear(s) and return it in the enclosed postage paid envelope. Joint owners should each sign personally. Trustees and others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

                        CNL HOSPITALITY PROPERTIES, INC.
                             450 South Orange Avenue
                             Orlando, Florida 32801




                                                              March 24, 2000










To our Stockholders:

         You are cordially invited to attend the annual meeting of stockholders of CNL Hospitality Properties, Inc. (the "Company") on May 23, 2000 at 10:00 a.m. at 450 South Orange Avenue, Orlando, Florida. The directors and officers of the Company look forward to greeting you personally. Enclosed for your review are the proxy, proxy statement, notice of meeting for the annual meeting of stockholders and annual report.

         The Company experienced a year of tremendous growth in 1999. A favorable market environment combined with our conservative investment philosophy and strong management team contributed to the successful results. During 1999, the Company received over $245 million in gross proceeds through its public offerings of shares of common stock, increased the number of hotel properties in its portfolio from two to 11 and added six new states, increasing its presence to seven states. We believe the Company is extremely well-positioned to participate in the expected continued growth in the hotel real estate market. Following the successful completion of its initial public offering of common stock in June 1999, the Company commenced an offering of up to $275,000,000 (27,500,000 shares) of its common stock which we anticipate will be completed in the second quarter of 2000. A third offering of up to $450,000,000 (45,000,000 shares) is expected to commence immediately following the completion of the Company's current offering. The net proceeds of these offerings will be invested in triple-net leased properties and mortgage loans.

         We believe that the raising of additional capital by the Company through its current offering and its planned third offering will provide the following benefits:

                  Additional diversification: Additional capital received by the Company will be used to invest in additional properties and mortgage loans, providing the Company with increased diversification by hotel brand, tenant and geographic concentration.

                  Cost efficiencies: The expansion of the Company will allow further economies of scale of general and administrative expenses of the Company.

                  Market capitalization: Additional capital will provide the Company with a larger market capitalization if the Board of Directors determines to list the shares of common stock on a national securities exchange. We believe that it is important to continue to grow the Company to a larger equity capital base, which we believe will provide more visibility in the event the Board determines that listing is the appropriate course of action.






         In an effort to prepare for the Company's anticipated future growth, the Board of Directors is asking for your approval of two important proposals contained in this year's annual proxy, in addition to the election of the Board of Directors:


           . approval to amend the Company's Amended and Restated Articles of Incorporation ("Articles") to increase the number of authorized equity shares from 126,000,000 shares to 216,000,000 shares; and

           . approval to amend the Articles to permit the Company to make loans to a wider range of borrowers.

         As we prepare for the exciting year ahead, the Board of Directors unanimously recommends that you vote to approve the three proposals presented in this year's proxy statement. Your vote counts. Please complete and return the attached ballot today. Thank you for your attention to this matter.

Sincerely,



/s/ James M. Seneff, Jr.                             /s/ Robert A. Bourne
---------------------------                          -----------------------
James M. Seneff, Jr.                                 Robert A. Bourne
Chairman of the Board and                            Vice Chairman and
Chief Executive Officer                              President

                        CNL HOSPITALITY PROPERTIES, INC.
                             450 South Orange Avenue
                             Orlando, Florida 32801


                    Notice of Annual Meeting of Stockholders
                             To Be Held May 23, 2000


         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of CNL HOSPITALITY PROPERTIES, INC. (the "Company") will be held at 10:00 a.m. local time, on May 23, 2000, at 450 South Orange Avenue, Orlando, Florida, for the following purposes:

         1.       To elect seven directors.

         2. To approve an amendment to the Company's Amended and Restated Articles of Incorporation (the "Articles") increasing the number of authorized equity shares from 126,000,000 shares (consisting of 60,000,000 Common Shares, 3,000,000 Preferred Shares and 63,000,000 Excess Shares) to 216,000,000 shares (consisting of 150,000,000 Common Shares, 3,000,000 Preferred Shares and 63,000,000 Excess Shares).

         3. To approve amendments to the Company's Articles to permit the Company to make loans to a wider range of borrowers than is currently permitted under the Company's Articles.

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on February 25, 2000, will be entitled to notice of and to vote at the annual meeting or at any adjournment thereof.

         Stockholders are cordially invited to attend the meeting in person. WHETHER OR NOT YOU NOW PLAN TO ATTEND THE MEETING, YOU ARE ASKED TO COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY FOR WHICH A POSTAGE PAID RETURN ENVELOPE IS PROVIDED. IT IS IMPORTANT THAT YOUR SHARES BE VOTED. IF YOU DECIDE TO ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                         By Order of the Board of Directors,


                                         /s/ Lynn E. Rose
                                         ---------------------
                                         Lynn E. Rose
                                         Secretary

March 24, 2000
Orlando, Florida

                        CNL HOSPITALITY PROPERTIES, INC.
                             450 South Orange Avenue
                             Orlando, Florida 32801




                                 PROXY STATEMENT




     This proxy statement is furnished by the Board of Directors of CNL Hospitality Properties, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be voted at the annual meeting of stockholders to be held at 10:00 a.m., local time, on May 23, 2000, at the Company's offices, and at any adjournment thereof, for the purposes set forth in the accompanying notice of such meeting. All stockholders of record at the close of business on February 25, 2000, will be entitled to vote.

     Any proxy, if received in time, properly signed and not revoked, will be voted at such meeting in accordance with the directions of the stockholder. If no directions are specified, the proxy will be voted FOR each proposal set forth in this proxy statement. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (1) by delivery of a written statement to the Secretary of the Company stating that the proxy is revoked, (2) by presentation at the annual meeting of a subsequent proxy executed by the person executing the prior proxy, or (3) by attendance at the annual meeting and voting in person.

     Votes cast in person or by proxy at the annual meeting will be tabulated and a determination will be made as to whether or not a quorum is present. The Company will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders. If a broker submits a proxy indicating that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter.

     Solicitation of proxies will be primarily by mail. However, directors and officers of the Company also may solicit proxies by telephone or telegram or in person. All of the expenses of preparing, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by the Company. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials, at the expense of the Company, to the beneficial owners of shares held of record by such persons. In addition, the Company has engaged D.F. King, a professional proxy solicitation firm, to aid in the solicitation of proxies at a fee of approximately $_____, plus reimbursement of reasonable out-of-pocket costs and expenses. The Company has agreed to indemnify D.F. King against certain liabilities that it may incur arising out of the services it provides in connection with the annual meeting of stockholders. It is anticipated that this proxy statement and the enclosed proxy first will be mailed to stockholders on or about March 24, 2000.

     As of February 25, 2000, 31,878,255 shares of common stock of the Company were outstanding. Each share of common stock entitles the holder thereof to one vote on each of the matters to be voted upon at the annual meeting. As of the record date, officers and directors of the Company had the power to vote approximately 4.8% of the outstanding shares of common stock.

                                TABLE OF CONTENTS




PROPOSAL I:                Election of Directors..............................................................    3
                           Executive Compensation.............................................................    9

PROPOSAL II:               Amendment to the Company's Amended and Restated Articles
                               of Incorporation to Increase the Number of Authorized Shares...................   10

PROPOSAL III:              Amendments to the Company's Amended and Restated Articles
                               of Incorporation to Permit the Company to Make Loans to
                               Additional Parties.............................................................   12

SECURITY OWNERSHIP............................................................................................   14

CERTAIN TRANSACTIONS..........................................................................................   16

INDEPENDENT AUDITORS..........................................................................................   18

OTHER MATTERS.................................................................................................   18

PROPOSALS FOR NEXT ANNUAL MEETING.............................................................................   18

ANNUAL REPORT.................................................................................................   18


                                   PROPOSAL I
                              ELECTION OF DIRECTORS

Nominees

     The persons named below have been nominated by the Board of Directors for election as directors to serve until the next annual meeting of stockholders or until their successors shall have been elected and qualified. Messrs. Bourne and Seneff have been directors since June 1996. Messrs. Adams, Dustin, Griswold, Kaplan and McAllaster have served as directors since early 1999. The table below sets forth each nominee's name, age, principal occupation or employment during at least the last five years, and directorships in other public corporations.

     The Company's officers and directors have advised the Company that they intend to vote their shares of common stock for the election of each of the nominees. Proxies will be voted FOR the election of the following nominees unless authority is withheld.

Name and Age                            Background

Charles E. Adams, 37               Mr. Adams is the President   and  a  founding
                                   principal with Celebration Associates,  Inc.,
                                   a real estate advisory and  development  firm
                                   with  offices  in  Celebration,  Florida  and
                                   Charlotte,   North   Carolina.    Celebration
                                   Associates    specializes    in   large-scale
                                   master-planned communities,  seniors' housing
                                   and specialty  commercial  developments.  Mr.
                                   Adams joined The Walt Disney  Company in 1990
                                   and from 1996  until May 1997  served as Vice
                                   President of community  business  development
                                   for The  Celebration  Company and Walt Disney
                                   Imagineering.    He   was   responsible   for
                                   Celebration  Education,  Celebration Network,
                                   Celebration     Health,    and    Celebration
                                   Foundation,   as   well   as   new   business
                                   development,   strategic  alliances,   retail
                                   sales  and  leasing,   commercial  sales  and
                                   leasing,  and the  development of Little Lake
                                   Bryan and Celebration.  Previously, Mr. Adams
                                   was responsible for the initial  residential,
                                   amenity,   sales  and   marketing,   consumer
                                   research  and  master  planning  efforts  for
                                   Celebration.    Additionally,    Mr.    Adams
                                   participated  in the planning for residential
                                   development  at EuroDisney in Paris,  France.
                                   He was a founding  member of the  Celebration
                                   School   Board  of  Trustees  and  served  as
                                   President   and   founding   member   of  the
                                   Celebration  Foundation  Board of  Directors.
                                   Mr. Adams is a founding  member of the Health
                                   Magic  Steering  Committee and council member
                                   on the Recreation Development Council for the
                                   Urban Land Institute. Before joining The Walt
                                   Disney Company in 1990, Mr. Adams worked with
                                   Trammell Crow Residential  developing  luxury
                                   apartment  communities  in  the  Orlando  and
                                   Jacksonville,   Florida   areas.   Mr.  Adams
                                   received  a  B.A.  from  Northeast  Louisiana
                                   University  in 1984 and a M.B.A from  Harvard
                                   Graduate School of Business in 1989.

Robert A. Bourne, 52               Mr. Bourne is the Vice Chairman of  the Board
                                   of Directors of the Company. In  addition, he
                                   serves as a  director  and  President  of CNL
                                   Hospitality   Corp.,   the   advisor  to  the
                                   Company,  and CNL Hotel  Investors,  Inc.,  a
                                   real  estate  investment  trust in which  the
                                   Company owns an interest.  Mr. Bourne is also
                                   the  President and Treasurer of CNL Financial
                                   Group,  Inc.  (formerly CNL Group,  Inc.);  a
                                   director  and  President  of CNL Health  Care
                                   Properties,  Inc.,  a public,  unlisted  real
                                   estate   investment  trust;  as  well  as,  a
                                   director  and  President  of CNL Health  Care
                                   Corp., its advisor. Mr. Bourne also serves as
                                   a  director  of  CNLBank.  He has served as a
                                   director  since  1992,  Vice  Chairman of the
                                   Board  since  February  1996,  Secretary  and
                                   Treasurer  from  February  1996 through 1997,
                                   and President from July 1992 through February
                                   1996, of Commercial  Net Lease Realty Inc., a
                                   public real estate investment trust listed on
                                   the New York Stock  Exchange.  Mr. Bourne has
                                   served as a director since inception in 1994,
                                   President  from 1994 through  February  1999,
                                   Treasurer  from February 1999 through  August
                                   1999,  and Vice  Chairman  of the Board since
                                   February  1999  of  CNL  American  Properties
                                   Fund,  Inc.,  a public,  unlisted  real state
                                   investment   trust.   He  also  served  as  a
                                   director and held various  positions  for CNL
                                   Fund  Advisors,  Inc.,  the  advisor  to  CNL
                                   American  Properties  Fund, Inc. prior to its
                                   merger with such  company  from 1994  through
                                   August  1999.  Mr.  Bourne  also  serves as a
                                   director, President and Treasurer for various
                                   affiliates  of  CNL  Financial  Group,  Inc.,
                                   including   CNL   Investment   Company,   CNL
                                   Securities Corp., the managing dealer for the
                                   Company's  public  offering of common  stock,
                                   and  CNL  Institutional  Advisors,   Inc.,  a
                                   registered  investment  advisor  for  pension
                                   plans.  Since joining CNL Securities Corp. in
                                   1979,  Mr.  Bourne  has   participated  as  a
                                   general  partner or  co-venturer  in over 100
                                   real   estate   ventures   involved   in  the
                                   financing,  acquisition,   construction,  and
                                   leasing  of  restaurants,  office  buildings,
                                   apartment  complexes,  hotels, and other real
                                   estate.  Mr.  Bourne  began  his  career as a
                                   certified  public   accountant   employed  by
                                   Coopers   &   Lybrand,    Certified    Public
                                   Accountants, from 1971 through 1978, where he
                                   attained the position of tax manager in 1975.
                                   Mr.  Bourne   graduated  from  Florida  State
                                   University  in 1970 where he  received a B.A.
                                   in Accounting, with honors.

Lawrence A. Dustin, 54             Mr. Dustin  is President of the lodging divi-
                                   sion of Travel Services  International, Inc.,
                                   a specialized distributor of  leisure  travel
                                   products  and  services.  Mr.  Dustin  was  a
                                   principal   of  BBT,  an   advisory   company
                                   specializing in hotel  operations,  marketing
                                   and  development,   from  September  1998  to
                                   August 1999.  Mr. Dustin has over 30 years of
                                   experience in the hospitality industry.  From
                                   1994 to September  1998, Mr. Dustin served as
                                   Senior Vice President of lodging of Universal
                                   Studios   Recreation  Group,   where  he  was
                                   responsible  for  matters  related  to  hotel
                                   development,    marketing,   operations   and
                                   management. Mr. Dustin supervised the overall
                                   process of developing  the five highly themed
                                   hotels  and  related  recreational  amenities
                                   within Universal  Studios Escape and provided
                                   guidance  for  hotel  projects  in  Universal
                                   City, California,  Japan, and Singapore. From
                                   1989  to  1994,   Mr.   Dustin  served  as  a
                                   shareholder,  Chief  Executive  Officer,  and
                                   director of AspenCrest  Hospitality,  Inc., a
                                   professional services firm which helped hotel
                                   owners enhance both the operating performance
                                   and  asset  value of their  properties.  From
                                   1969  to  1989,   Mr.   Dustin  held  various
                                   positions in the hotel industry, including 14 years in management with Westin Hotels &
                                   Resorts.  Mr.  Dustin  received  a B.A.  from
                                   Michigan State University in 1968.


John A. Griswold, 51               Mr. Griswold serves as  President of Tishman
                                   Hotel Corporation, an operating unit of Tish-
                                   man Realty & Construction Co., Inc.,  founded
                                   in 1898. Tishman Hotel Corporation is a hotel
                                   developer,   owner  and  operator,   and  has
                                   provided  such  services  for  more  than  85
                                   hotels,  totaling more than 30,000 rooms. Mr.
                                   Griswold joined Tishman Hotel  Corporation in
                                   1985.  From 1981 to 1985, Mr. Griswold served
                                   as general  manager of the Buena Vista Palace
                                   Hotel in The Walt Disney World Village.  From
                                   1978 to 1981, he served as Vice President and
                                   general  manager of the Homestead  Resort,  a
                                   luxury  condominium  resort  in  Glen  Arbor,
                                   Michigan.   Mr.   Griswold   served   as   an
                                   operations   manager   for  The  Walt  Disney
                                   Company from 1971 to 1978. He was responsible
                                   for   operational,   financial   and   future
                                   planning for multi-unit  dining facilities in
                                   Walt  Disney  World  Village  and Lake  Buena
                                   Vista  Country  Club.  He is a member  of the
                                   board of  directors  of the  Florida  Hotel &
                                   Motel  Association,   Orlando/Orange   County
                                   Convention  & Visitors  Bureau,  Inc. and the
                                   First  Orlando   Foundation.   Mr.   Griswold
                                   received  a B.S.  from  the  School  of Hotel
                                   Administration   at  Cornell   University  in
                                   Ithaca, New York.

Matthew W. Kaplan, 37              Mr.  Kaplan  is a managing director of Roths-
                                   child Realty  Inc. where he has served since
                                   1992, and where he is responsible for securi-
                                   ties investment  activities including  acting
                                   as portfolio manager of  Five  Arrows  Realty
                                   Securities   LLC,  a  $900  million   private
                                   investment   fund.  Mr.  Kaplan  has  been  a
                                   director  a  WNY  Group,   Inc.,   a  private
                                   corporation,  since  1999.  Mr.  Kaplan  also
                                   serves  as  a  director  of  CNL  Hospitality
                                   Corp.,  the advisor to the  Company,  and CNL
                                   Hotel   Investors,   Inc.,   a  real   estate
                                   investment trust in which the Company owns an interest. From 1990 to 1992, Mr. Kaplan served in the corporate finance department of Rothschild Inc., an affiliate of Rothschild
                                   Realty Inc. Mr. Kaplan served as a director of Ambassador Apartments Inc. from August
                                   1996 through May 1998 and is a member of the Urban Land Institute. Mr. Kaplan received a
                                   B.A. with honors from Washington University in 1984 and a M.B.A. from the Wharton School of Finance and Commerce at the University of Pennsylvania in 1988.

Craig M. McAllaster, 48            Dr. McAllaster has served as director  of the
                                   executive  MBA program at the Roy E.  Crummer
                                   Graduate   School  of   Business  at  Rollins
                                   College  since  1994.  Besides  his duties as
                                   director, he is on the management faculty and
                                   serves   as   executive   director   of   the
                                   international  consulting  practicum programs
                                   at  the  Crummer  School.  Prior  to  Rollins
                                   College, Dr. McAllaster was on the faculty at
                                   the School of Industrial and Labor  Relations
                                   and   the   Johnson    Graduate   School   of
                                   Management,  both at Cornell  University  and
                                   the  University  of  Central   Florida.   Dr.
                                   McAllaster   spent  over  ten  years  in  the
                                   consumer services and electronics industry in
                                   management,   organizational   and  executive
                                   development positions.  He is a consultant to
                                   many domestic and international  companies in
                                   the areas of  strategy  and  leadership.  Dr.
                                   McAllaster   received   a   B.S.   from   the
                                   University of Arizona in 1973, a M.S. from Alfred University in 1981 and a M.A. and Doctorate from Columbia University in 1987.

James M. Seneff, Jr. 53            Mr. Seneff is Chairman of the Board of Direc-
                                   tors and Chief Executive Officer of the Comp-
                                   any. In addition, he is a director,  Chairman
                                   of the Board and Chief   Executive Officer of
                                   CNL Hospitality Corp., the   advisor  to  the
                                   Company,  and CNL Hotel  Investors,  Inc.,  a
                                   real  estate  investment  trust in which  the
                                   Company  owns an  interest.  Mr.  Seneff is a
                                   principal stockholder of CNL Holdings,  Inc.,
                                   the parent  company of CNL  Financial  Group,
                                   Inc.   (formerly   CNL   Group,    Inc.),   a
                                   diversified  real  estate  company,  and  has
                                   served as a  director,  Chairman of the Board
                                   and Chief Executive  Officer of CNL Financial
                                   Group,  Inc. since its formation in 1980. CNL
                                   Financial Group,  Inc. is the parent company,
                                   either   directly   or   indirectly   through
                                   subsidiaries,  of CNL Real  Estate  Services,
                                   Inc.,  CNL  Hospitality  Corp.,  CNL  Capital
                                   Markets, Inc., CNL Investment Company and CNL
                                   Securities Corp., the managing dealer for the
                                   Company's public offering of common stock. He
                                   also  serves as a  director,  Chairman of the
                                   Board  and  Chief  Executive  Officer  of CNL
                                   Health  Care  Properties,   Inc.,  a  public,
                                   unlisted  real estate  investment  trust,  as
                                   well as CNL Health Care Corp.,  its  advisor.
                                   Since 1992, Mr. Seneff has served as Chairman
                                   of the Board and Chief  Executive  Officer of
                                   Commercial  Net Lease Realty,  Inc., a public
                                   real estate  investment  trust that is listed
                                   on the New York Stock Exchange.  In addition,
                                   he has served as a director  and  Chairman of
                                   the Board since inception in 1994, and served
                                   as Chief Executive  Officer from 1994 through
                                   August 1999, of CNL American Properties Fund,
                                   Inc.,   a  public,   unlisted   real   estate
                                   investment   trust.   He  also  served  as  a
                                   director,  Chairman  of the  Board  and Chief
                                   Executive Officer of CNL Fund Advisors,  Inc,
                                   the advisor to CNL American  Properties Fund,
                                   Inc.  until it merged  with such  company  in
                                   September 1999. Mr. Seneff has also served as
                                   a  director,  Chairman of the Board and Chief
                                   Executive  Officer of CNL  Securities  Corp.,
                                   since 1979;  CNL  Investment  Company,  since
                                   1990;  and  CNL  Institutional   Advisors,  a
                                   registered  investment  advisor  for  pension
                                   plans, since 1990. Mr. Seneff formerly served
                                   as a director of First Union National Bank of
                                   Florida,  N.A.,  and currently  serves as the
                                   Chairman of the Board of CNLBank. Since 1971,
                                   Mr.   Seneff   has   been   active   in   the
                                   acquisition,  development,  and management of
                                   real estate projects and, directly or through
                                   an affiliated entity, has served as a general
                                   partner  or  co-venturer  in  over  100  real
                                   estate ventures. These ventures have involved
                                   the financing, acquisition, construction, and
                                   leasing  of  restaurants,  office  buildings,
                                   apartment  complexes,  hotels, and other real
                                   estate.  Mr.  Seneff  served  on the  Florida
                                   State  Commission  on Ethics  and is a former
                                   member  and  past  Chairman  of the  State of
                                   Florida Investment Council,  which recommends
                                   to  the  Florida   Board  of   Administration
                                   investments  for  various  Florida   employee
                                   retirement   funds.   The  Florida  Board  of
                                   Administration    is   Florida's    principal
                                   investment   advisory  and  money  management
                                   agency and  oversees the  investment  of more
                                   than $60  billion of  retirement  funds.  Mr.
                                   Seneff   received   his  degree  in  Business
                                   Administration from Florida State University in 1968.

     In the event that any nominee(s) should be unable to accept the office of director, which is not anticipated, it is intended that the persons named in the proxy will vote FOR the election of such other person in the place of such nominee(s) for the office of director as the Board of Directors may recommend. The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote is required for the election of directors.

     A majority of the Company's directors are required to be independent, as that term is defined in the Company's Articles of Incorporation. Messrs. Adams, Dustin, Griswold and McAllaster are independent directors.

Compensation of Directors

     During the year ended December 31, 1999, each independent director earned approximately $6,000 for serving on the Board of Directors. In addition, each independent director receives $750 per Board meeting attended ($375 for each telephonic meeting in which the director participated), including committee meetings. The Company has not, and in the future will not, pay any compensation to the directors of the Company who also serve as officers and directors of CNL Hospitality Corp., the Company's advisor (the "Advisor").

     The Board of Directors met five times during the year ended December 31, 1999. Each current member of the Board of Directors attended at least 75 percent of the total meetings of the Board of Directors and of any committee on which he served.

Committees of the Board of Directors

     The Company has a standing Audit Committee, the members of which are selected by the Board of Directors each year. The Audit Committee makes recommendations to the Board of Directors as to the independent accountants of the Company and reviews with such accounting firm the scope of the audit and the results of the audit upon its completion. During 1999, the Audit Committee was comprised of Messrs. Griswold, Adams and McAllaster. The Audit Committee met once during the year ended December 31, 1999.

     The Company does not have a compensation or nominating committee.

Executive Officers

     The executive officers of the Company are as follows:

     Name                  Age        Position

     James M. Seneff, Jr.  53         Chief Executive Officer and Chairman
                                      of the Board

     Robert A. Bourne      52         President and Vice Chairman

     Charles A. Muller     41         Chief Operating Officer and Executive
                                      Vice President

     Jeanne A. Wall        41         Executive Vice President

     Lynn E. Rose          51         Secretary and Treasurer

     C. Brian Strickland   37         Vice President of Finance and
                                      Administration

          Charles A. Muller. Chief Operating Officer and Executive Vice President. Mr. Muller joined CNL Financial Group, Inc. (formerly CNL Group, Inc.) in October 1996 and is responsible for the planning and implementation of CNL's interest in hotel industry investments, including acquisitions, development, project analysis and due diligence. He currently serves as the Chief Operating Officer and Executive Vice President of CNL Hospitality Corp., the Advisor, and Executive Vice President of CNL Hotel Development Company. Mr. Muller joined CNL following more than 15 years of broad- based hotel industry experience with firms such as Tishman Hotel Corporation, Wyndham Hotels & Resorts, Pannell Kerr Forster and AIRCOA Hospitality Services. Mr. Muller's background includes responsibility for market review and valuation efforts, property acquisitions and development, capital improvement planning, hotel operations and project management for renovations and new construction. Mr. Muller served on the former Market, Finance and Investment Analysis Committee of the American Hotel & Motel Association and is a founding member of the Lodging Industry Investment Council. He holds a bachelor's degree in Hotel Administration from Cornell University.

          Jeanne A. Wall. Executive Vice President. Ms. Wall serves also as Executive Vice President and director of CNL Hospitality Corp., the Advisor. In addition, Ms. Wall serves as Executive Vice President of CNL Health Care Properties, Inc., a public, unlisted real estate investment trust, and CNL Health Care Corp., its advisor. She also serves as a director for CNLBank. Ms. Wall serves as Executive Vice President of CNL Financial Group, Inc. (formerly CNL Group, Inc.). Ms. Wall has served as Chief Operating Officer of CNL Investment Company and of CNL Securities Corp. since 1994 and has served as Executive Vice President of CNL Investment Company since January 1991. In 1984, Ms. Wall joined CNL Securities Corp. and in 1985, became Vice President. In 1987, she became a Senior Vice President and in July 1997, became Executive Vice President of CNL Securities Corp. In this capacity, Ms. Wall serves as national marketing and sales director and oversees the national marketing plan for the CNL investment programs. In addition, Ms. Wall oversees product development, communications and investor services for programs offered through participating brokers. Ms. Wall also served as Senior Vice President of CNL Institutional Advisors Inc., a registered investment advisor, from 1990 to 1993. Ms. Wall served as Vice President of Commercial Net Lease Realty, Inc., a public real estate investment trust listed on the New York Stock Exchange, from 1992 through 1997, and served as Vice President of CNL Realty Advisors, Inc. from its inception in 1991 through 1997. Ms. Wall also served as Executive Vice President of CNL American Properties Fund, Inc., a public, unlisted real estate investment trust, from 1994 through August 1999, and as Executive Vice President of CNL Fund Advisors, Inc., its advisor, from 1994 through August 1999, at which time it merged with CNL American Properties Fund, Inc. Ms. Wall currently serves as a trustee on the Board of the Investment Program Association, is a member of the Corporate Advisory Council for the International Association for Financial Planning and is a member of the International Women's Forum. In addition, she previously served on the Direct Participation Program committee for the National Association of Securities Dealers, Inc. Ms. Wall holds a B.A. in Business Administration from Linfield College and is a registered principal of CNL Securities Corp.

          Lynn E. Rose. Secretary and Treasurer. Ms. Rose also serves as Secretary, Treasurer and a director of CNL Hospitality Corp., the Advisor. Ms. Rose is Secretary and Treasurer of CNL Health Care Properties, Inc., a public, unlisted real estate investment trust, and serves as Secretary of its subsidiaries. In addition, she serves as Secretary, Treasurer and a director of CNL Health Care Corp., its advisor. Ms. Rose served as Secretary of CNL American Properties Fund, Inc., a public, unlisted real estate investment trust, from 1994 through August 1999, and served as Treasurer from 1994 through February 1998. She also served as Treasurer of CNL Fund Advisors, Inc. from 1994 through July 1998, and served as Secretary and a director from 1994 through August 1999, at which time it merged with CNL American Properties Fund, Inc. Ms. Rose served as Secretary and Treasurer of Commercial Net Lease Realty, Inc., a public real estate investment trust listed on the New York Stock Exchange, from 1992 to February 1996, and as Secretary and a director of CNL Realty Advisors, Inc., its advisor, from its inception in 1991 through 1997. She also served as Treasurer of CNL Realty Advisors, Inc. from 1991 through February 1996. Ms. Rose, a certified public accountant, has served as Secretary of CNL Financial Group, Inc. (formerly CNL Group, Inc.) since 1987, served as Controller from 1987 to 1993 and has served as Chief Financial Officer since 1993. She also serves as Secretary of the subsidiaries of CNL Financial Group Inc. and holds various other offices in the subsidiaries. In addition, she serves as Secretary for approximately 50 additional corporations affiliated with CNL Financial Group, Inc. and it subsidiaries. Ms. Rose has served as Chief Financial Officer and Secretary of CNL Securities Corp. since July 1994. Ms. Rose oversees the tax and legal compliance for over 375 corporations, partnerships and joint ventures, and the accounting and financial reporting for over 200 entities. Prior to joining CNL, Ms. Rose was a partner with Robert A. Bourne in the accounting firm of Bourne & Rose, P.A., Certified Public Accountants. Ms. Rose holds a B.A. in Sociology from the University of Central Florida. She was licensed as a certified public accountant in 1979.

          C. Brian Strickland. Vice President of Finance and Administration. Mr. Strickland also currently serves as Senior Vice President of Finance and Administration of CNL Hospitality Corp., the Advisor, and CNL Hotel Development Company. Mr. Strickland supervises the companies' financial reporting, financial control and accounting functions as well as forecasting, budgeting and cash management activities. He is also responsible for regulatory compliance, equity and debt financing activities and insurance for the companies. Mr. Strickland joined CNL Hospitality Corp. in April 1998 with an extensive accounting background. Prior to joining CNL, he served as Vice President of Taxation with Patriot American Hospitality, Inc., where he was responsible for implementation of tax planning strategies on corporate mergers and acquisitions and where he performed or assisted in strategic processes in the REIT industry. From 1989 to 1997, Mr. Strickland served as a director of tax and asset management for Wyndham Hotels & Resorts where he was integrally involved in structuring acquisitive transactions, including the consolidation and initial public offering of Wyndham Hotel Corporation and its subsequent merger with Patriot American Hospitality, Inc. In his capacity as director of asset management, he was instrumental in the development and opening of a hotel and casino in San Juan, Puerto Rico. Prior to 1989, Mr. Strickland was senior tax accountant for Trammell Crow Company where he provided tax-consulting services to regional development offices. From 1986 to 1988, Mr. Strickland was tax accountant for Ernst & Whinney where he was a member of the real estate practice group. Mr. Strickland is a certified public accountant and holds a bachelor's degree in accounting.

          The backgrounds of Messrs. Seneff and Bourne are described at "ELECTION OF DIRECTORS."

                             EXECUTIVE COMPENSATION

Annual Compensation

     No annual or long-term compensation was paid by the Company to the Chief Executive Officer for services rendered in all capacities to the Company during the years ended December 31, 1999, 1998 and 1997. In addition, no executive officer of the Company received an annual salary or bonus from the Company during the year ended December 31, 1999. The Company's executive officers also are employees and executive officers of the Advisor or its affiliates and receive compensation from CNL Financial Group, Inc. (formerly CNL Group, Inc.)
and its affiliates in part for services in such capacities. See "Certain Transactions" for a description of the fees payable and expenses reimbursed to the Advisor.

                                   PROPOSAL II
                APPROVAL OF AN AMENDMENT TO THE COMPANY'S AMENDED
                    AND RESTATED ARTICLES OF INCORPORATION TO
                    INCREASE THE NUMBER OF AUTHORIZED SHARES


     The Board of Directors of the Company has unanimously approved and directed that there be submitted to stockholders for their approval an amendment to
Article VII of the Company's Amended and Restated Articles of Incorporation, as amended, Section 7.1, which would increase the number of shares that the Company is authorized to issue from 126,000,000 to 216,000,000 (the "Share Increase Amendment"). At February 25, 2000, the Company had 31,878,255 shares of common stock outstanding.

     The text of the proposed amendment is set forth below (the new text is double underlined, deleted text is struck through):

     RESOLVED, that Section 7.1 of Article VII of the Company's Amended and Restated Articles of Incorporation be amended to read as follows:

     SECTION 7.1 Authorized Shares. The beneficial interest in the Company shall be divided into Equity Shares. The total number of Equity Shares which the Company is authorized to issue is two hundred sixteen one hundred twenty six million (216 126 ,000,000) shares of beneficial interest, consisting of one hundred fifty sixty million (150 60 ,000,000) Common Shares (as defined and described in Section 7.2(b) (ii) hereof), three million (3,000,000) Preferred Shares (as defined in Section 7.3 hereof) and sixty-three million (63,000,000) Excess Shares (as defined in Section 7.7 hereof). All Shares shall be fully paid and nonassessable when issued. Shares may be issued for such consideration as the Directors determine or, if issued as a result of a Share dividend or Share split, without any consideration.

     The Company will not be able to sell all 45,000,000 shares in its proposed third offering unless additional shares are authorized. In the event that no more shares are authorized, the Company will be permitted to sell only 20,000,000 shares in its proposed third offering, preventing the Company from raising all of the capital the Board believes is advisable to increase the size of the Company's property portfolio. In addition, the Board of Directors believes that authorization of additional shares of Common Stock is essential for the Company to take advantage of certain business and investment opportunities, if and as they become available, that require the issuance of additional shares of common stock. The Company anticipates that it may engage in additional equity financing, through either public or private offerings of its securities for cash, issuance of such securities in exchange for assets, or a combination of the foregoing, although it currently is not involved in any negotiations and has not entered into any arrangements relating to any of these capital transactions, other than its planned third offering. In addition, the Company may need additional common shares in the future for its distribution reinvestment plan. In order to permit the Company greater flexibility to issue additional shares of common stock from time to time in order to raise capital in public or private stock offerings, consummate future acquisitions of properties, or authorize issuances pursuant to the Company's distribution reinvestment plan, as well as for other similar purposes, the Board of Directors considers it advisable that the Company be in a position to issue 90,000,000 additional shares without the requirement of stockholder approval.

     The Share  Increase  Amendment  will not change any other aspect of Article
VII. Holders of the capital stock of the Company, however, will not have the right to approve the issuance of additional shares of common stock up to the amount of authorized shares. However, management anticipates that any transaction by which the Company would issue shares in order to become self-administered would be submitted to the stockholders for approval. In addition, holders of the capital stock of the Company do not have any preemptive rights to subscribe for or purchase any shares of capital stock of the Company, which means that current stockholders do not have a prior right to purchase any new issue of common stock of the Company in order to maintain their proportionate ownership. Consequently, the issuance of additional shares of capital stock may dilute the interest of a current stockholder if additional shares are issued at less than fair market value and the stockholder does not purchase or is not offered the opportunity to purchase additional shares.

     The existence of a large number of authorized but unissued shares could have the effect of hindering or frustrating a takeover of the Company. The availability for issuance of additional shares of common stock would provide the Board of Directors with flexibility in responding to a merger or acquisition bid by placing blocks of shares with persons friendly to the Company, or by taking other steps to prevent an acquisition of the Company under circumstances which the Board of Directors does not believe to be in the Company's best interest. The Company is not aware of any entity which intends to propose a merger with, or seek to gain control of, the Company.

     Approval of the Share Increase Amendment requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock entitled to vote thereon. The Company's officers and directors have advised the Company that they intend to vote their shares of Common Stock for the Share Increase Amendment.

     The Share Increase Amendment, if approved by stockholders, will become effective on the date the Share Increase Amendment is filed with the Maryland Department of Assessments and Taxation. It is anticipated that the appropriate filing to effect the Share Increase Amendment will be made soon after the annual meeting as practicable.

     The Board of Directors unanimously recommends that stockholders vote FOR the Share Increase Amendment. Proxies will be voted for the Share Increase Amendment unless stockholders designate otherwise.

                                  PROPOSAL III:
                     APPROVAL OF AMENDMENTS TO THE COMPANY'S
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
            TO PERMIT THE COMPANY TO MAKE LOANS TO ADDITIONAL PARTIES

     The Articles contain a number of provisions that limit the Company's ability to enter into transactions with affiliated parties. Section 6.4(b) states that the Company will not make any loans to Affiliates. Affiliates are defined to include: (i) any person or entity directly or indirectly through one or more intermediaries controlling, controlled by, or under common control with another person or entity; (ii) any person or entity, directly or indirectly owning, controlling, or holding with power to vote ten percent (10%) or more of the outstanding voting securities of another person or entity; (iii) any officer, director, partner or trustee of such person or entity; (iv) any person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote, by such other person; and (v) if such other person or entity is an officer, director, partner or trustee of a person or entity, the person or entity for which such person or entity acts in any such capacity.

     The Board of Directors believes that this provision is more restrictive than is necessary to protect the interests of stockholders. For example, Section 6.4(b) currently prohibits the Company from making a loan to a wholly owned subsidiary, such as CNL Hospitality Properties, LP, which is the operating entity through which the Company owns its properties and conducts its business. Additionally, the current provisions prohibit the Company from making a loan to a joint venture in which the Company owns an interest of as little as 10% and in which the remaining interest is held by an unaffiliated third party. Because the Board of Directors believes that Section 6.4(b), as currently in effect, precludes business transactions that are potentially advantageous to the Company and that do not present undue risk of conflicts of interest with the Sponsor (as such term is defined in the Articles), the Directors, the Advisor and Affiliates of those persons, the Board has unanimously recommends that an amendment to
Section 6.4(b) of Article VI of the Articles be submitted to stockholders for approval.

     The Company believes that the proposed change is consistent with the requirements of the Statement of Policy Regarding Real Estate Investment Trusts adopted by the North American Securities Administrators Association (NASAA). These guidelines are applicable to REITs which make offerings that are not exempt from registration under state securities laws.

     The proposed amendment would allow the Company (i) to make loans to wholly owned subsidiaries and (ii) to make mortgage loans to Affiliates in compliance with Section 5.4 (c) of the Company's Articles (which requires the Company to obtain an independent appraisal of the value of the underlying property). The Company would not be permitted to make loans to the Sponsor, the Directors, the Advisor and the Affiliates of those persons in any other cases. The amendment as set forth below and approved by the Board of Directors makes no other changes to the existing text of Section 6.4 (b).

         The text of the proposed amendment is set forth below (the new text is double underlined, deleted text is struck through):

     RESOLVED, that Section 6.4(b) of Article VI of the Company's Amended and Restated Articles of Incorporation, as amended, be amended to read as follows:

Section 6.4  Other Transactions

     (b) The Company will shall not make any loans to Affiliates the Sponsor, Advisor, Directors or any Affiliates thereof, except (A) as provided under Section 5.4(c), or (B) to wholly owned subsidiaries of the Company. Any loans to the Company by the Advisor or its Affiliates must be approved by a majority of the Directors (including a majority of Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Company than comparable loans between unaffiliated parties.

     In connection with the above-described amendment to Section 6.4(b), the Board of Directors unanimously recommends an amendment to section 5.4(r) of the Articles, which prohibits the Company from making loans to the Advisor and its Affiliates. Because certain mortgage loans to Affiliates and loans to wholly owned subsidiaries would be permitted by the revised Section 6.4(b), retaining section  5.4(r) in its  current  form  would be  inconsistent  with the  amended
Section 6.4(b). The Board of Directors has unanimously recommended that an amendment to Section 5.4(r) of Article V of the Articles, which excepts transactions made subject to Section 6.4(b), be submitted to stockholders for approval. The amendment as approved by the Board of Directors makes no other changes to the existing text of Section 5.4.

     The text of the proposed amendment to Section 5.4(r) of the Articles is set forth below (the new text is double underlined, deleted text is struck through):

     RESOLVED, that Section 5.4(r) of Article V of the Company's Amended and Restated Articles of Incorporation, as amended, be amended to read as follows:

     Section 5.4 Investment Limitation. In addition to the other investment restrictions imposed by the Directors from time to time, consistent with the Company's objective of qualifying as a REIT, the following shall apply to the Company's investments:

     (r) The Company shall not make loans to the Advisor or its Affiliates, except as provided under Section 6.4(b).

     Approval of this amendment requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock entitled to be voted thereon. The Company's officers and directors have advised the Company that they intend to vote their shares of Common Stock for this amendment.

     This amendment, if approved by the stockholders, will become effective on the date the amendment is filed with the Maryland Department of Assessments and Taxation. It is anticipated that the appropriate filing to effect this amendment will be made as soon after the annual meeting as is practicable.

     The Board of Directors unanimously recommends that stockholders vote FOR this amendment. Proxies will be voted for this amendment unless stockholders designate otherwise.

                               SECURITY OWNERSHIP


     The following table sets forth, as of February 25, 2000, the number and percentage of outstanding shares beneficially owned by all persons known by the Company to own beneficially more than five percent of the Company's common stock, by each director and nominee, and by all officers and directors as a group, based upon information furnished to the Company by such stockholders, officers and directors.

     Name and Address                      Number of Shares       Percent
     of Beneficial Owner                  Beneficially Owned     of Shares

     Charles E. Adams                        0                       --
     One Peach Lane
     Ft. Mill, SC  29716

     Robert A. Bourne                        0                       --
     450 South Orange Avenue
     Orlando, FL  32801

     Lawrence A. Dustin                      0                      --
     2120 Walnut Hill Lane, Suite 100
     Irving, TX  75038

     John A. Griswold                        0                       --
     1200 EPCOT Resorts Blvd.
     Lake Buena Vista, FL  32830

     Matthew W. Kaplan                       1,499,960 (1)          4.7%
     1251 Avenue of the Americas
     51st Floor
     New York, NY  10020

     Craig M. McAllaster                     0                       --
     1000 Holt Avenue - 2722
     Winter Park, FL  32789-4499

     Charles A. Muller                       500 (2)                (3)
     450 South Orange Avenue
     Orlando, FL  32801

     James M. Seneff, Jr.                    20,000 (4)             (3)
     450 South Orange Avenue
     Orlando, FL  32801

     All directors and executive             1,520,460              4.8%
     officers as a group (11 persons)


(1) Represents shares held by Five Arrows Securities Realty II, LLC, a Delaware limited liability company in which Rothschild Realty Investors II, LLC, the managing member, has appointed Mr. Kaplan, among others, as a manager of Five Arrows Realty Securities II, LLC. Mr. Kaplan disclaims beneficial ownership of such shares.

(2)  Represents shares held by Mr. Muller as an individual.

(3)  Less than one percent.

(4) Represents shares held by the Advisor, of which Mr. Seneff is a director. Mr. Seneff and his wife share beneficial ownership of the Advisor through their ownership of CNL Financial Group, Inc. (formerly CNL Group, Inc.) through its parent company, CNL Holdings, Inc. The Advisor is a majority owned subsidiary of CNL Financial Group, Inc. (formerly CNL Group, Inc.).

Compliance With Section 16(a) of the Securities Exchange Act

     Section  16(a)  of the  Securities  Exchange  Act  requires  the  Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the 'Reporting Persons"), to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC"). Reporting Persons are required by the SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 that they file.

    Based solely upon a review of Section 16(a) reports furnished to the Company for 1999, written representations that no other reports were required and other information known to the Company, the Company believes that the Reporting Persons complied with all filing requirements for 1999, except that Messrs. Kaplan, Dustin and Griswold did not timely file statements of beneficial ownership on Form 3 and Mr. Kaplan did not timely file a statement of changes in beneficial ownership on Form 4 relating to one transaction. In addition, Mr. Strickland did not timely file a statement of beneficial ownership on Form 3 in 1998.

                              CERTAIN TRANSACTIONS


     All of the executive officers of the Company are executive officers of the Advisor, a majority owned subsidiary of CNL Financial Group, Inc. (formerly CNL Group, Inc.), of which Messrs. Seneff and Bourne are affiliates. In addition, Messrs. Seneff and Bourne, Ms. Rose and Ms. Wall are executive officers of CNL Securities Corp., the managing dealer of the Company's offering of shares of common stock, and a wholly owned subsidiary of CNL Financial Group, Inc. Messrs. Seneff and Bourne are directors of the Company, the Advisor and CNL Securities Corp., and Ms. Rose is a director of the Advisor. Mr. Kaplan is a director of the Company and the Advisor. Administration of the day-to-day operations of the Company is provided by the Advisor, pursuant to the terms of an advisory agreement. The Advisor also serves as the Company's consultant in connection with policy decisions to be made by the Company's Board of Directors, manages the Company's properties and renders such other services as the Board of Directors deems appropriate. The Advisor also bears the expense of providing the executive personnel and office space to the Company. The Advisor is at all times subject to the supervision of the Board of Directors of the Company and has only such functions and authority as the Company may delegate to it as the Company's agent.

     CNL Securities Corp. is entitled to receive selling commissions amounting to 7.5% of the total amount raised from the sale of shares of common stock for services in connection with the offering of shares, a substantial portion of which may be paid as commissions to other broker-dealers. For the year ended December 31, 1999, the Company incurred $17,320,448 of such fees, of which approximately $16,164,488 was paid by CNL Securities Corp. as commissions to other broker-dealers.

     In addition, CNL Securities Corp. is entitled to receive a marketing support and due diligence expense reimbursement fee equal to 0.5% of the total amount raised from the sale of shares, a portion of which may be reallowed to other broker-dealers. For the year ended December 31, 1999, the Company incurred $1,154,697 of such fees, the majority of which were reallowed to other broker-dealers and from which all bona fide due diligence expenses were paid.

     In addition, in connection with its current offering of common stock, the Company has agreed to issue and sell soliciting dealer warrants ("Soliciting Dealer Warrants") to CNL Securities Corp. The price for each warrant will be $0.0008 and one warrant will be issued for every 25 shares sold by the managing dealer. All or a portion of the Soliciting Dealer Warrants may be reallowed to soliciting dealers with prior written approval from, and in the sole discretion of, the managing dealer, except where prohibited by either federal or state securities laws. The holder of a Soliciting Dealer Warrant will be entitled to purchase one share of common stock from the Company at a price of $12.00 during the five year period commencing the date the current offering began. No Soliciting Dealer Warrants, however, will be exercisable until one year from the date of issuance. As of February 25, 2000, CNL Securities Corp. has been issued approximately 479,000 Soliciting Dealer Warrants.

     The Advisor is entitled to receive acquisition fees for services in identifying the properties and structuring the terms of the acquisition and leases of the properties and structuring the terms of the mortgage loans equal to 4.5% of gross proceeds, loan proceeds from permanent financing and amounts outstanding on the line of credit, if any, at the time of listing, but excluding that portion of the permanent financing used to finance Secured Equipment Leases. For the year ended December 31, 1999, the Company incurred $10,956,455 of such fees.

     The Company and the Advisor have entered into an advisory agreement pursuant to which the Advisor will receive a monthly asset management fee of one-twelfth of 0.60% of the Company's real estate asset value and the outstanding principal balance of any Mortgage Loans as of the end of the preceding month. The management fee, which will not exceed fees which are competitive for similar services in the same geographic area, may or may not be taken, in whole or in part as to any year, in the sole discretion of the Advisor. All or any portion of the management fee not taken as to any fiscal year shall be deferred without interest and may be taken in such other fiscal year as the Advisor shall determine. During the year ended December 31, 1999, the Company incurred $106,788 of such fees.

     The Company incurs operating expenses which, in general, are those expenses relating to administration of the Company on an ongoing basis. Pursuant to the advisory agreement described above, the Advisor is required to reimburse the Company the amount by which the total operating expenses paid or incurred by the Company exceed in any four consecutive fiscal quarters, the greater of two percent of average invested assets or 25 percent of net income (the "Expense Cap"). For the year ended December 31, 1999, the Company's operating expenses did not exceed the Expense Cap.

     The Advisor and its affiliates provide accounting and administrative services to the Company (including accounting and administrative services in connection with the offering of shares) on a day-to-day basis. For the year ended December 31, 1999, the Company incurred a total of $4,206,709 for these services, $3,854,739 of such costs representing stock issuance costs, $124 representing acquisition related costs and $351,846 representing general operating and administrative expenses, including costs related to preparing and distributing reports required by the Securities and Exchange Commission.

     All amounts paid by the Company to affiliates of the Company are believed by the Company to be fair and comparable to amounts that would be paid for similar services provided by unaffiliated third parties.

     During 1999, the Company opened three bank accounts in a bank in which certain officers and directors of the Company serve as directors, and in which an affiliate of the Advisor is stockholder. The amount deposited with this bank was $15,275,629 at December 31, 1999.

                              INDEPENDENT AUDITORS

     Upon recommendation of and approval by the Board of Directors, including the independent directors, PricewaterhouseCoopers LLP has been selected to act as independent certified public accountants for the Company during the current fiscal year.

     A representative of PricewaterhouseCoopers LLP will be present at the annual meeting and will be provided with the opportunity to make a statement if desired. Such representative will also be available to respond to appropriate questions.


                                  OTHER MATTERS

     The Board of Directors does not know of any matters to be presented at the annual meeting other than those stated above. If any other business should come before the annual meeting, the person(s) named in the enclosed proxy will vote thereon as he or they determine to be in the best interests of the Company.


                        PROPOSALS FOR NEXT ANNUAL MEETING

     Any stockholder proposal to be considered for inclusion in the Company's proxy statement and form of proxy for the annual meeting of stockholders to be held in 2001 must be received at the Company's office at 450 South Orange Avenue, Orlando, Florida 32801, no later than November 24, 2000.

     Notwithstanding the aforementioned deadline, under the Company's Bylaws, a stockholder must follow certain other procedures to nominate persons for election as directors or to propose other business to be considered at an annual meeting of stockholders. These procedures provide that stockholders desiring to make nominations for directors and/or to bring a proper subject before a meeting must do so by notice timely received by the Secretary of the Company. With respect to proposals for the 2001 annual meeting, the Secretary of the Company must receive notice of any such proposal no earlier than February 22, 2001, and no later than March 24, 2001.


                                  ANNUAL REPORT

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1999, accompanies this proxy statement.

                                           By Order of the Board of Directors,



                                           Lynn E. Rose
                                           Secretary

March 24, 2000
Orlando, Florida

CNL Hospitality Properties, Inc. Please Vote Flyer

SEND IN YOUR PROXY

Please Vote

Your Vote Counts...
The date of the CNL Hospitality Properties, Inc. annual stockholder meeting is rapidly approaching. We encourage you to cast your vote promptly, so that we can avoid the time and expense of re-soliciting your vote.


Help Save Costs...
Re-soliciting stockholders adds unnecessary costs to CNL Hospitality Properties, Inc. Help us minimize operational expenses.


Send in Your Proxy Today...
Please review the proxy card located in this stockholder package. Simply cast your vote, sign and detach the proxy and return it in the postage-paid envelope provided.


Thank You!
If you have any questions, please call D.F. King & Co., Inc., which is assisting CNL with this proxy, at 1-800-207-3159. We appreciate your participation and support.


CNL Hospitality Properties, Inc.

CNL Center at City Commons
450 South Orange Avenue
Orlando, FL 32801-3336
(407) 650-1000  (800) 522-3863

CNL Hospitality Properties, Inc. Proxy Card Graphics

Front side of card:

Your Vote is Important!

Please take a minute to sign, date and return your proxy card.

CNL Hospitality Properties Inc.
CNL Center at City Commons
450 South Orange Avenue
Orlando, FL 32801-3336
(407) 650-1000  (800) 522-3863


Back side of card:

The date of the CNL Hospitality Properties, Inc. annual shareholder meeting is quickly approaching...and we need your help!

You should have recently received your CNL Hospitality Properties, Inc. annual report, proxy statement and proxy card. Please take a few minutes to sign, date and return the proxy card. Please note: ALL parties must sign the proxy card in order for it to be valid.

If you have already cast your vote, thank you for your prompt attention to this important matter. We appreciate your participation!

Management cannot vote your shares for you and it is important that your shares are represented.

Please vote. Every Vote Counts! Thank You!

                                  SHAW PITTMAN
                               2300 N STREET, N.W.
                             WASHINGTON, D.C. 20037
                            FACSIMILE: (202) 663-8007



                                 March 16, 2000



VIA EDGAR


U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re:      CNL Hospitality Properties, Inc.
                  File No. 000-24097

Ladies and Gentlemen:

         Enclosed for filing are the preliminary proxy materials, including the notice of annual meeting, letter to stockholders, proxy statement and proxy card of CNL Hospitality Properties, Inc. relating to its 2000 annual meeting of stockholders. Please contact me at the above address or, if by telephone, at
(202) 663-8187 if you have any comments on the enclosed materials.

                                   Sincerely,



                                   /s/ Robert P. Sherley
                                   --------------------------
                                   Robert P. Sherley

Enclosures